LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

SUPPLEMENT DATED NOVEMBER 7, 2014

TO THE STATEMENT OF ADDITIONAL INFORMATION OF

QS BATTERYMARCH EMERGING MARKETS FUND,

DATED MAY 1, 2014

The following discloses a new and lower contractual management fee and lower expense limitation for all Classes.

The sixth paragraph in the section titled “The Funds’ Manager and Investment Advisers—Manager—Emerging Markets” in the fund’s Statement of Additional Information is revised with respect to Emerging Markets to reflect the following information effective November 7, 2014:

Emerging Markets	0.85%*

*	Prior to November 7, 2014, Emerging Markets paid LMPFA a management fee at an annual rate of 1.00% of the fund’s average daily net assets, calculated daily and payable monthly, for its services.

The eighth, ninth and tenth paragraphs in the section titled “The Funds’ Manager and Investment Advisers—Manager” in the fund’s Statement of Additional Information are revised with respect to Emerging Markets to reflect the following information:

Effective November 7, 2014, LMPFA has agreed to waive fees and/or reimburse Emerging Markets’ operating expenses (other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of ETFs), dividend expense on short sales, taxes and extraordinary expenses), so that total annual operating expenses for each class are not expected to exceed 1.25%, 2.00%, 1.25%, 1.50%, 2.00%, 0.95% and 0.95% for Class A, C, FI, R, R1, I and IS shares, respectively, subject to recapture as described below. Acquired fund fees and expenses are subject to the expense limitation arrangements. In addition, total annual fund operating expenses for Class IS shares of the fund will not exceed total annual fund operating expenses for Class I shares. This arrangement for Class IS shares is subject to recapture as described below. Prior to November 7, 2014, the manager had agreed to waive fees and/or reimburse operating expenses so that total annual operating expenses were not expected to exceed 1.50%, 2.25%, 1.50%, 1.75%, 2.25%, and 1.25% for Class A, C, FI, R, R1, and IS shares, respectively, subject to recapture as described below.

These arrangements are expected to continue until December 31, 2016, may be terminated prior to that date by agreement of LMPFA and the Board, and may be terminated at any time after that date by LMPFA. These arrangements, however, may be modified by LMPFA to decrease total annual operating expenses at any time. LMPFA is also permitted to recapture amounts waived or reimbursed to a class within three years after the year in which LMPFA earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the limit described above. In no case will LMPFA recapture any amount that would result, on any particular business day of a fund, in the class’ total annual operating expenses exceeding this limit or any other limits then in effect.

Prior to November 7, 2014, LMPFA had agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of ETFs), dividend expense on short sales, taxes and extraordinary expenses) at the annual rate of 0.06% of average daily net assets for Class I shares, provided that no waiver or reimbursement was made beyond the amount necessary to reduce that class’ annualized expenses to 1.25% of average daily net assets. Acquired fund fees and expenses were subject to this expense limitation arrangement. This arrangement was not subject to recapture.

Please retain this supplement for future reference.

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